The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated September 22, 2014

to the Prospectus dated March 30, 2014, as supplemented July 1, 2014, as further supplemented to date

Sentinel Common Stock Fund – Potential Early Distribution

The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of each of the Sentinel Capital Growth Fund (the “Capital Growth Fund”) and the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”), each a series of the Corporation, into the Sentinel Common Stock Fund (the “Common Stock Fund”), also a series of the Corporation (each such reorganization a “Reorganization”, and together, the “Reorganizations”).  Each Reorganization is subject to approval by shareholders of the Capital Growth Fund and the Growth Leaders Fund, as applicable, at a special meeting to be held on November 14, 2014.  If approved, the Reorganizations are expected to close on November 21, 2014.

The Board has approved, subject to shareholder approval of one or both of the Reorganizations, a distribution by the Common Stock Fund on November 20, 2014 (which date shall be prior to the closing of both Reorganizations), of net undistributed investment income, if any, and accumulated realized capital gains to shareholders of record of the Common Stock Fund on November 19, 2014.  On December 24, 2014, the Common Stock Fund will distribute any remaining net undistributed realized capital gains accumulated between November 19, 2014 and November 30, 2014, the date of the Common Stock Fund’s fiscal year end, along with any remaining estimated net undistributed investment income accrued between November 19, 2014 and December 31, 2014.  Sentinel Asset Management, Inc. (the “Advisor”) estimates that, as of August 31, 2014, the Common Stock Fund had unrealized capital gains and realized capital gains of approximately $1,082,947,243 and $159,953,428, respectively, taking into account any capital loss carry-forwards.  The amounts of unrealized and realized capital gains provided above are merely estimates as of the specified date.  The actual amount of capital gains that will be realized by the Common Stock Fund and distributed to shareholders may vary.